Exhibit 99.6

07/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                $         2,970,295,835.51
Beginning of the Month Finance Charge Receivables:                           $           125,373,372.08
Beginning of the Month Discounted Receivables:                               $                     0.00
Beginning of the Month Total Receivables:                                    $         3,095,669,207.59


Removed Principal Receivables:                                               $                     0.00
Removed Finance Charge Receivables:                                          $                     0.00
Removed Total Receivables:                                                   $                     0.00


Additional Principal Receivables:                                            $                     0.00
Additional Finance Charge Receivables:                                       $                     0.00
Additional Total Receivables:                                                $                     0.00


Discounted Receivables Generated this Period:                                $                     0.00


End of the Month Principal Receivables:                                      $         2,930,005,220.60
End of the Month Finance Charge Receivables:                                 $           126,388,522.60
End of the Month Discounted Receivables:                                     $                     0.00
End of the Month Total Receivables:                                          $         3,056,393,743.20


Special Funding Account Balance                                              $                     0.00
Aggregate Invested Amount (all Master Trust Series)                          $         2,330,000,000.00
End of the Month Transferor Amount                                           $           600,005,220.60
End of the Month Transferor Percentage                                                            20.48%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                   RECEIVABLES


           30-59 Days Delinquent                                             $            72,749,569.96
           60-89 Days Delinquent                                             $            45,635,327.96
           90+ Days Delinquent                                               $            98,448,037.86



07/99                                                                     Page 2

       Total 30+ Days Delinquent                                             $           216,832,935.78
       Delinquent Percentage                                                                       7.09%

Defaulted Accounts During the Month                                          $            22,481,127.60
Annualized Default Percentage                                                                      9.08%

Principal Collections                                                                    404,865,548.68
Principal Payment Rate                                                                            13.63%

Total Payment Rate                                                                                14.48%


INVESTED AMOUNTS

       Class A Initial Invested Amount                                       $           369,000,000.00
       Class B Initial Invested Amount                                       $            38,250,000.00
       Class C Initial Invested Amount                                       $            42,750,000.00

INITIAL INVESTED AMOUNT                                                      $           450,000,000.00

       Class A Invested Amount                                               $           369,000,000.00
       Class B Invested Amount                                               $            38,250,000.00
       Class C Invested Amount                                               $            42,750,000.00

INVESTED AMOUNT                                                              $           450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                    15.15%
PRINCIPAL ALLOCATION PERCENTAGE                                                                   15.15%

MONTHLY SERVICING FEE                                                        $               562,500.00

INVESTOR DEFAULT AMOUNT                                                      $             3,405,890.83


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                       82.00%

       Class A Finance Charge Collections                                    $             5,851,565.97
       Other Amounts                                                         $                     0.00

TOTAL CLASS A AVAILABLE FUNDS                                                $             5,851,565.97

07/99                                                                     Page 3



       Class A Monthly Interest                                              $             1,748,240.00
       Class A Servicing Fee                                                 $               461,250.00
       Class A Investor Default Amount                                       $             2,792,830.48

TOTAL CLASS A EXCESS SPREAD                                                  $               849,245.49


REQUIRED AMOUNT                                                              $                     0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                        8.50%

       Class B Finance Charge Collections                                    $               606,564.76
       Other Amounts                                                         $                     0.00

TOTAL CLASS B AVAILABLE FUNDS                                                $               606,564.76

       Class B Monthly Interest                                              $               188,870.00
       Class B Servicing Fee                                                 $                47,812.50

TOTAL CLASS B EXCESS SPREAD                                                  $               369,882.26
CLASS B INVESTOR DEFAULT AMOUNT                                                              289,500.72
CLASS B REQUIRED AMOUNT                                                                      289,500.72


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                          $             1,843,615.59


       Excess Spread Applied to Class A Required Amount                      $                     0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                           $                     0.00

       Excess Spread Applied to Class B
       Required Amount                                                       $               289,500.72

       Excess Spread Applied to Reductions of                                $                     0.00
       Class B Invested Amount

07/99                                                                     Page 4


       Excess Spread Applied to Class C Required Amount                      $               558,399.63

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                               $                     0.00

       Excess Spread Applied to Monthly Cash                                 $                93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                              $                     0.00
       Account

       Excess Spread Applied to Spread Account                               $               901,965.24

       Excess Spread Applied to Reserve Account                              $                     0.00

       Excess Spread Applied to other amounts owed                           $                     0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                              $                     0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                  $                     0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                            $                     0.00


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                               $                     0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                               $                     0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                          $                     0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                               $                     0.00

07/99                                                                     Page 5

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                                 $                     0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                               $                     0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                                 $                     0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                           $                     0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                          $                     0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                               $                     0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                   6.93%
       Base Rate (Prior Month)                                                                     6.74%
       Base Rate (Two Months Ago)                                                                  7.15%

THREE MONTH AVERAGE BASE RATE                                                                      6.94%

       Portfolio Yield (Current Month)                                                             9.95%
       Portfolio Yield (Prior Month)                                                              13.92%
       Portfolio Yield (Two Months Ago)                                                           11.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                               11.78%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                  $            61,337,130.65

REALLOCATED PRINCIPAL COLLECTIONS

                                 Allocable to Class C Interests              $                     0.00

                                 Allocable to Class B Certificates           $                     0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $                     0.00
SERIES



07/99                                                                     Page 6

 CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                        $                     0.00
       Deficit Controlled Amortization Amount                                $                     0.00

CONTROLLED DEPOSIT AMOUNT                                                    $                     0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                        $                     0.00
       Deficit Controlled Accumulation Amount                                $                     0.00

CONTROLLED DEPOSIT AMOUNT                                                    $                     0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                          $            61,337,130.65
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                 $                     0.00

CLASS B INVESTOR CHARGE OFFS                                                 $                     0.00

CLASS C INVESTOR CHARGE OFFS                                                 $                     0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                      $                     0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                      $                     0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                      $                     0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                                       $            13,500,000.00
       Available Cash Collateral Amount                                      $            13,500,000.00

07/99                                                                     Page 7

TOTAL DRAW AMOUNT                                                            $                     0.00
CASH COLLATERAL ACCOUNT SURPLUS                                              $                     0.00


                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                --------------------
                                                Tracie H. Klein
                                                First Vice President